Exhibit 99.2

Second Quarter 2012 Conference Call May 7, 2012

2 Agenda Introduction Company Highlights Business Update Financial Overview Questions & Answers Richard Zubek Investor Relations Randy Snyder Chairman, Chief Executive Officer and President Hal Weinstein Executive Vice President, Sales and Marketing Greg Hann Executive Vice President, Chief Financial Officer

3 Disclaimer Safe Harbor Statement The following information contains, or may be deemed to contain, “forward-looking statements” (as defined in the U.S. Private Securities Litigation Reform Act of 1995). Most forward-looking statements contain words that identify them as forward-looking, such as “may”, “plan”, “seek”, “will”, “expect”, “intend”, “estimate”, “anticipate”, “believe”, “project”, “opportunity”, “target”, “goal”, “growing” and “continue” or other words that relate to future events, as opposed to past or current events. By their nature, forward-looking statements are not statements of historical facts and involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. These statements give Wesco Aircraft’s current expectation of future events or its future performance and do not relate directly to historical or current events or Wesco Aircraft’s historical or future performance. As such, Wesco Aircraft’s future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree. Wesco Aircraft cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Wesco Aircraft undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Wesco Aircraft cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities, long-term financial projections or goals, future growth or the value we currently ascribe to certain attributes set forth herein. Actual results may vary significantly from these statements. Wesco Aircraft’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein, including those highlighted in the section entitled “Risk Factors” in Wesco Aircraft’s Annual Report on Form 10-K for the fiscal year ended September 30, 2011. Wesco Aircraft discloses Adjusted EBITDA and Adjusted Net Income, which are non-GAAP measures its management uses to evaluate its business, because it believes they assist investors and analysts in comparing its performance across reporting periods on a consistent basis by excluding items that Wesco Aircraft does not believe are indicative of its core operating performance. Wesco Aircraft believes these metrics are used in the financial community, and it presents these metrics to enhance investors’ understanding of its operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to net income, determined in accordance with GAAP, as an indicator of operating performance. See the Appendix for reconciliations of Adjusted EBITDA, Adjusted Net Income, Adjusted Basic Earnings Per Share and Adjusted Diluted Earnings Per Share to the most directly comparable financial measures calculated and presented in accordance with GAAP.

4 Second Quarter and First Half 2012 Highlights Second quarter revenues of $182.1 million, up 3.5% compared to Q2 2011 Rest of World segment revenues up by 22.8% year-over-year First half revenues of $374.7 million, up 7.2% compared to 1H 2011 Excluding the two completed Charleston programs, revenue growth would have been 14.3% Second quarter and first half 2012 Adjusted EBITDA of $38.3 million and $85.7 million, respectively Adjusted Net Income for the second quarter and first half 2012 of $20.8 million and $45.1 million, respectively Second quarter and first half 2012 Adjusted diluted EPS of $0.22 and $0.47, respectively

5 Second Quarter and First Half 2012 Financial Results Second quarter revenue of $182.1 million, up 3.5% year over year Rest of World increased 22.8% compared to the prior year period LTA revenues increased from 30% to 37% of total sales First half revenue of $374.7 million, up 7.2% year over year Rest of World increased 25.9% compared to prior year period LTAs increased from 30% to 35% of total sales +3.5% Revenue Revenue Mix +7.2% 32% 23% 30% 37% 38% 40% Q2 2011 Q2 2012 JIT LTA Adhoc $349.5 $374.7 1H 2011 1H 2012 32% 27% 30% 35% 38% 38% 1H 2011 1H 2012 JIT LTA Adhoc $176.0 $182.1 Q2 2011 Q2 2012

6 Second Quarter and First Half 2012 Financial Results Adjusted EBITDA for Q2 2012 of $38.3 million, compared to $44.9 million in Q2 2011 SG&A expenses for the quarter increased $3.2 million (to 15.2% of sales) compared to the prior year period (13.9% of sales) Adjusted EBITDA for 1H 2012 of $85.7 million, compared to $89.0 million in 1H 2011 SG&A expenses for the first half of 2012 increased $6.0 million (to 14.9% of sales) compared to the prior year period (14.3% of sales) Adjusted Net Income for Q2 and 1H 2012 of $20.8 million and $45.1 million, respectively Adjusted Diluted EPS for Q2 and 1H 2012 of $0.22 and $0.47, respectively Adjusted EBITDA Adjusted Diluted EPS $44.9 $38.3 Q2 2011 Q2 2012 $0.25 $0.22 Q2 2011 Q2 2012 $89.0 $85.7 1H 2011 1H 2012

7 Full Year 2012 Outlook We are revising our full year 2012 outlook Revenue forecast (in millions): $760 - $785 $740 - $760 Diluted EPS forecast: $0.98 - $1.02 $0.88 - $0.93 Adjusted Diluted EPS forecast: $1.03 - $1.07 $0.92 - $0.97 Full Year 2012 Outlook Current Guidance Previous Guidance

Appendix 8

9 Non-GAAP Financial Information “Adjusted Net Income” represents Net Income before: (i) amortization of intangible assets, (ii) amortization of inventory step-up, (iii) amortization or write-off of deferred financing costs and original issue discount, or OID, (iv) Carlyle Acquisition related non-cash stock-based compensation expense, (v) unusual or non-recurring items and (vi) the tax effect of items (i) through (v) above calculated using an assumed effective tax rate. “Adjusted Basic EPS” represents Basic EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted Diluted EPS” represents diluted EPS calculated using Adjusted Net Income as opposed to Net Income. “Adjusted EBITDA” represents Net Income before: (i) income tax provision, (ii) net interest expense, (iii) depreciation and amortization, (iv) amortization of inventory step-up, (v) Carlyle Acquisition related non-cash stock-based compensation expense and (vi) unusual or non-recurring items. Wesco utilizes and discusses Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA, which are non-GAAP measures our management uses to evaluate our business, because we believe they assist investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We believe these metrics are used in the financial community, and we present these metrics to enhance investors’ understanding of our operating performance. You should not consider Adjusted EBITDA and Adjusted Net Income as an alternative to Net Income, determined in accordance with GAAP, as an indicator of operating performance. Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA are not measurements of financial performance under GAAP, and these metrics may not be comparable to similarly titled measures of other companies. See below for a reconciliation of Adjusted Net Income, Adjusted Basic EPS, Adjusted Diluted EPS and Adjusted EBITDA to the most directly comparable financial measures calculated and presented in accordance with GAAP.

10 Non-GAAP Financial Information March 31, 2012 March 31, 2011 March 31, 2012 March 31, 2011 EBITDA & Adjusted EBITDA Net income $19,723 $21,938 $42,901 $43,608 Provision for income taxes 10,292 13,993 25,657 27,873 Interest and other, net 5,831 6,309 12,345 12,586 Depreciation and amortization 2,249 2,521 4,631 4,629 EBITDA 38,095 44,761 85,534 88,696 Carlyle Acquisition related non-cash stock-based compensation expense - 175 - 351 Unusual or non-recurring items 205 - 205 - Adjusted EBITDA $38,300 $44,936 $85,739 $89,047 Adjusted Net Income Net income $19,723 $21,938 $42,901 $43,608 Amortization of intangible assets 923 925 1,845 1,848 Amortization of deferred financing costs 601 853 1,600 1,925 Carlyle Acquisition related non-cash stock-based compensation expense - 175 - 351 Unusual or non-recurring items 205 - 205 - Adjustments for tax effect (assumed rate of 40%) (692) (782) (1,460) (1,650) Adjusted Net Income $20,760 $23,109 $45,091 $46,082 Adjusted Basic Earnings Per Share Weighted-average number of basic shares outstanding 91,769 90,607 91,482 90,591 Adjusted Net Income Per Basic Shares $0.23 $0.26 $0.49 $0.51 Adjusted Diluted Earnings Per Share Weighted-average number of diluted shares outstanding 95,621 92,672 95,298 92,636 Adjusted Net Income Per Diluted Shares $0.22 $0.25 $0.47 $0.50 Wesco Aircraft Holdings, Inc. Non-GAAP Financial Information (UNAUDITED) (In thousands, except for per share data) Three Months Ended Six Months Ended